                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           FORM 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         March 24, 1997


                       GFS BANCORP, INC.
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  (Exact name of registrant as specified in its charter)


         Delaware                 0-22742           42-1410536
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(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)


1025 Main Street, Grinnell, Iowa                    50112-1633
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(515) 236-2131
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                             N/A
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  (Former name or former address, if changed since last report)

Item 5.  Other Events
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     On March 24, 1997, the Registrant issued the attached press release announcing a 2-for-1 stock split and a regular cash dividend.

Item 7.  Financial Statements and Exhibits
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      (a) Exhibits

          1.  Press release, dated March 24, 1997.
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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GFS BANCORP, INC.


Date:  March 26, 1997        By:  /s/ Steven L. Opsal
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                                  Steven L. Opsal
                                  President and Chief
                                    Executive Officer